Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of October 10, 2012 (this “Second Amendment”) is entered into by and among Endeavour International Corporation, a Nevada corporation (“Holdings”), Endeavour Energy UK Limited, a United Kingdom private limited company (the “Borrower”), the Lenders party hereto and Cyan Partners, LP, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to the Credit Agreement dated as of April 12, 2012 (as amended by the First Amendment to Credit Agreement; U.S. Security Agreement and Subsidiaries Guaranty dated as of May 31, 2012, as the same may be further amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings and the Borrower have informed the Lenders that Holdings desires to issue up to an additional $60,000,000 aggregate principal amount of First Priority Notes (the “Additional First Priority Notes”);

WHEREAS, the net cash proceeds of the Additional First Priority Notes will be used to (i) redeem, repay and discharge in full the 12% Senior Subordinated Notes and (ii) to finance a portion of the construction, improvement, and other capital costs related to Holdings’ U.S. and U.K. oil and natural gas properties;

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.	Credit Agreement Amendments.

1. Amendment to Section 8.01. The second paragraph of Section 8.01 of the Credit Agreement is hereby amended to (i) delete the word “and” appearing at the end of clause (12) thereof, (ii) delete the period appearing at the end of clause (13) thereof and insert the text “; and” in lieu thereof and (iii) insert the following new clause (14) immediately following clause (13) thereof:

“(14) the repayment, redemption or repurchase in full of the 12% Senior Subordinated Notes within 30 days following receipt of net cash proceeds from First Priority Notes issued on or prior to October 31, 2012; provided that (a) no Default or Event of Default exists at the time of such repayment, redemption or repurchase or would result therefrom and (b) such repayment, redemption or repurchase shall be made solely with net cash proceeds received from First Priority Notes issued on or prior to October 31, 2012;”

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Second Amendment, each of Holdings and the Borrower hereby represents and warrants that:

(i) all of the representations and warranties contained in the Credit Documents are true and correct in all material respects both before and immediately after giving effect to the Second Amendment Effective Date (as defined below), with the same effect as though such representations and warranties had been made on and as of Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

(ii) no Default or Event of Default exists before or immediately after giving effect to the amendments set forth in this Second Amendment on the Second Amendment Effective Date.

2. This Second Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Documents, all of which other provisions are hereby ratified and confirmed and are in full force and effect.

3. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile or other electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS RULES AND PRINCIPLES THEREUNDER OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

5. In consideration of the Administrative Agent’s execution of this Second Amendment, each party hereto unconditionally and irrevocably acquits and fully forever releases and discharges the Administrative Agent and all its affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders and its respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such party hereto ever had or now has against any of the Releasees and which has arisen at any time prior to the date hereof out of this Second Amendment, the Credit Agreement, any other Credit Document or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”)

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(but in each case referred to in this Part II, Section 5, excluding any claims, demands, causes of actions, obligations, remedies, suits, damages or liabilities to the extent same occurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)). Each party hereto covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

6. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) Holdings, the Borrower, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Joseph Petruccelli (facsimile number: 212-354-8113 / e-mail address: jpetruccelli@whitecase.com);

(ii) the Borrower shall have delivered to the Administrative Agent:

(a) certified copies of the indenture and/or other material documentation governing the Additional First Prioriy Notes, which shall each be in form and substance reasonably satisfactory to the Adminstrative Agent; and

(b) a certified copy of the opinion delivered by Vinson & Elkins LLP, special counsel for the Borrower and Holdings, to the respective underwriter of the Additional First Priority Notes in connection with the issuance thereof, which opinion shall cover matters reasonably satisfactory to the Adminstrative Agent; and

(iii) the Borrower shall have paid (a) to the Administrative Agent all fees and reasonable and documented out-of-pocket expenses owing to it in connection with this Second Amendment and shall have reimbursed the Administrative Agent for all reasonable and documented out-of pocket legal expenses of White & Case LLP incurred in connection with the Credit Agreement (including, without limitation, in connection with this Second Amendment) and invoiced on or before the date hereof and (b) any other fees then due and payable in connection with this Second Amendment.

7. The Borrower hereby agrees to pay to the Administrative Agent on behalf of each Lender which delivers to the Administrative Agent (or its counsel) an executed counterpart hereof on or prior to the Second Amendment Effective Date, a non-refundable cash fee (the “Amendment Fee”) in Dollars in an amount equal to 50 basis points (0.50%) of the aggregate amount of such Lender’s Commitments in effect as of the Second Amendment Effective Date. The Amendment Fee shall be due and payable by the Borrower to the Administrative Agent for distribution to the relevant Lenders on the date the Additional First Priority Notes are issued.

8. From and after the Second Amendment Effective Date, all references in each Credit Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

9. After the execution and delivery to the Administrative Agent of a fully executed copy of this Second Amendment by the parties hereto, this Second Amendment may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 11.12 of the Credit Agreement.

10. The Borrower agrees that any failure to pay any fee payable by it to the Administrative Agent in connection with this Amendment within one Business Day after the Second Amendment Effective Date shall constitute an immediate Event of Default under the Credit Agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent and Second Amendment to Credit Agreement to be duly executed and delivered as of the date first above written.

ENDEAVOUR INTERNATIONAL CORPORATION

By:	/s/ J. Michael Kirksey
	Name:	J. Michael Kirksey
	Title:	Authorized Signatory

Signature Page to Second Amendment

ENDEAVOUR ENERGY UK LIMITED

By:	/s/ J. Michael Kirksey
	Name:	J. Michael Kirksey
	Title:	Authorized Signatory

Signature Page to Second Amendment

CYAN PARTNERS, LP, as Administrative Agent

By:	/s/ Jonathan Tunis
Name: Jonathan Tunis
Title: Authorized Signatory

Signature Page to Second Amendment

Farallon Capital Partners, L.P., as a Lender

By:	Farallon Partners, L.L.C., its General Partner

By:	/s/ Michael G. Linn
Name: Michael G. Linn
Title: Managing Member

Farallon Capital Institutional Partners, L.P., as a Lender

By:	Farallon Partners, L.L.C., its General Partner

By:	/s/ Michael G. Linn
Name: Michael G. Linn
Title: Managing Member

Farallon Capital Institutional Partners II, L.P., as a Lender

By:	Farallon Partners, L.L.C., its General Partner

By:	/s/ Michael G. Linn
Name: Michael G. Linn
Title: Managing Member

Farallon Capital Institutional Partners III, L.P., as a Lender

By:	Farallon Partners, L.L.C., its General Partner

By:	/s/ Michael G. Linn
Name: Michael G. Linn
Title: Managing Member

Signature Page to Second Amendment

Whitebox Credit Arbitrage Partners, LP, as a Lender

By:	Whitebox Credit Arbitrage Advisors, LLC its General Partner

By:	Whitebox Advisors LLC, its Managing Member

By:	/s/ Andrew Redleaf
Name:	Andrew Redleaf
Title:	Chief Executive Officer

Pandora Select Partners, LP, as a Lender

By:	Pandora Select Advisors, LLC, its General Partner

By:	Whitebox Advisors LLC, its investment advisor

By:	/s/ Andrew Redleaf
Name:	Andrew Redleaf
Title:	Chief Executive Officer

Whitebox Multi-Strategy Partners, LP, as a Lender

By:	Whitebox Multi-Strategy Advisors, LLC, its General Partner

By:	Whitebox Advisors LLC, its Managing Member

By:	/s/ Andrew Redleaf
Name:	Andrew Redleaf
Title:	Chief Executive Officer

Signature Page to Second Amendment

BLT 34 LLC, as a Lender

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

Signature Page to Second Amendment

CREDIT SUISSE LOAN FUNDING LLC, as a Lender

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

By:	/s/ Barry Zamore
Name: Barry Zamore
Title: Managing Director

Signature Page to Second Amendment

CYAN PI INVESTMENTS, LP, as a Lender

By:	/s/ Ashok Nayyar
Name: Ashok Nayyar
Title: Senior Managing Director/ Chief Investment Officer

Signature Page to Second Amendment

JGB CAPITAL LP, as a Lender

By:	/s/ Brett Cohen
Name: Brett Cohen
Title: President

Signature Page to Second Amendment

JGB CAPITAL OFFSHORE LTD, as a Lender

By:	/s/ Brett Cohen
Name: Brett Cohen
Title: President

Signature Page to Second Amendment

JGB PARTNERS LP, as a Lender

By:	/s/ Brett Cohen
Name: Brett Cohen
Title: President

Signature Page to Second Amendment

Yad Hanadiv (A Rothschild Foundation) as trustee for Jader Trust No. 4, as a Lender

By:	/s/ Randall Krebs
Name: Randall Krebs
Title: Secretary

Signature Page to Second Amendment

ROTHSCHILD FOUNDATION (HANADIV) EUROPE, as a Lender

By:	/s/ Adam Bennett
Name: Adam Bennett
Title: Authorized Signatory

Signature Page to Second Amendment